[GRAPHIC APPEARS HERE]

COMMON STOCK                                                     COMMON STOCK

NUMBER                                                                ???
MC 0033                 THE MAJESTIC COMPANIES, LTD.              SPECIMEN

Incorporated Under the Laws                                    See Reverse for
of the State of Nevada                                       Certain Definitions
                                                              CUSIP 560710 10 5


THIS CERTIFIES THAT

                                 SPECIMEN



IS THE RECORD HOLDER OF


  Fully Paid and Nonassessable Shares of the Common Stock, Par Value $.001 of

                          THE MAJESTIC COMPANIES, LTD.

                                     ?????

                              CERTIFICATE OF STOCK

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
         SPECIMEN

/s/ Alejandro V. Tovar          [SEAL APPEARS HERE]     /s/ Francis A. Zubrowski

   SECRETARY                                                        PRESIDENT

???

Countersigned and Registered:
??? Shareholder Services, L.L.C.
Transfer Agent and Registrar
by
   SPECIMEN
AUTHORIZED SIGNATURE

     The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, so far as the same shall have been fixed, and of the authority of the Board of Directors to designate and fix any preferences, rights and limitations of any wholly unissued series. Any such request should be addressed to the Secretary of the Corporation at its corporate headquarters.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COMM - as tenants in common
     TEN ENT  - as tenants by this ???
     JT TEN   - as joint tenants with right of
                survivorship and not as ???
                in common

                          UNIF GIFT MIN ACT -             Custodian
                                             -------------         -------------
                                                (???)              (Minor)
                                             under Uniform Gifts to Minors
                                             Act
                                                --------------------------------
                                                            (State)
                          UNIF TRF MIN ACT -              Custodian (? age)
                                            --------------          ------------
                                                (???)
                                                         under Uniform Transfers
                                            -------------
                                               (Minor)
                                            to Minors Act
                                                         -----------------------
                                                                (State)


    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,                hereby sell, assign and transfer unto
                         --------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE



--------------------------------------------------------------------------------
 (Please Print or Typewrite Name and Address, Including Zip Code, of Assignee)

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -------------------------




                              X
                               -------------------------------------------------

                              X
                               -------------------------------------------------

                         NOTICE: THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED



BY
  -------------------------------------------------------
  THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
  GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
  AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
  IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
  PURSUANT TO S.E.C. RULE ???.